Note 11 - Revenue Recognition	12 Months Ended
Oct. 31, 2023
Notes to Financial Statements
Revenue from Contract with Customer [Text Block]
(11)	Revenue Recognition

Revenues consist of product sales that are recognized at a specific point in time under the core principle of recognizing revenue when control transfers to the customer.  The Company considers customer purchase orders, governed by master sales agreements or the Company’s standard terms and conditions, to be the contract with the customer.  For each contract, the promise to transfer the control of the products, each of which is individually distinct, is considered to be the identified performance obligation. The Company evaluates each customer’s credit risk when determining whether to accept a contract.

In determining transaction prices, the Company evaluates whether fixed order prices are subject to adjustment to determine the net consideration to which the Company expects to be entitled. Contracts do not include financing components, as payment terms are generally due 30 to 90 days after shipment. Taxes assessed by governmental authorities and collected from the customer including, but not limited to, any sales and use taxes and value-added taxes, are not included in the transaction price and are not included in net sales.

Optical Cable Corporation (OCC)

The Company recognizes revenue at the point in time when products are shipped or delivered from its manufacturing facility to its customer, in accordance with the agreed upon shipping terms.  Since the Company typically invoices the customer at the same time that performance obligations are satisfied, no contract assets are recognized. The Company’s contract liability represents advance consideration received from customers prior to transfer of the product.  This liability was $110,336 and $317,310 as of October 31, 2023 and 2022, respectively.

Sales to certain customers are made pursuant to agreements that provide price adjustments and limited return rights with respect to the Company’s products.  The Company maintains a reserve for estimated future price adjustment claims, rebates and returns as a refund liability. The Company’s refund liability was $252,264 and $233,494 as of October 31, 2023 and 2022, respectively.

The Company offers standard product warranty coverage which provides assurance that its products will conform to contractually agreed-upon specifications for a limited period from the date of shipment. Separately-priced warranty coverage is not offered. The warranty claim is generally limited to a credit equal to the purchase price or a promise to repair or replace the product for a specified period of time at no additional charge.

The Company incurs sales commissions to acquire customer contracts that are directly attributable to the contracts.  The commissions are expensed as selling expenses during the period that the related products are transferred to customers.

Disaggregation of Revenue

The following table presents net sales attributable to the United States and all other countries in total for the fiscal years ended October 31, 2023, 2022 and 2021:

	Years ended October 31,
	2023	2022	2021
United States	$59,062,858	$58,415,280	$48,537,091
Outside the United States	13,110,894	10,663,983	10,599,203
Total net sales	$72,173,752	$69,079,263	$59,136,294

No individual country outside of the United States accounted for more than 10% of total net sales in fiscal years 2023, 2022 or 2021.

Optical Cable Corporation (OCC)